Exhibit 99.1

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 10/31/01
Distribution Date: 11/26/01
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Balances
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
                                                                                 Initial         Period End
    Securitization Value                                                  $1,547,538,089     $1,027,329,239
    Reserve Account                                                          $81,245,750       $104,122,557
    Class A-1 Notes                                                         $180,000,000                 $0
    Class A-2 Notes                                                         $600,000,000       $259,791,150
    Class A-3 Notes                                                         $300,000,000       $300,000,000
    Class A-4 Notes                                                         $389,660,000       $389,660,000
    Subordinated Note                                                        $30,951,089        $30,951,089
    Class B Certificates                                                     $46,927,000        $46,927,000

Current Collection Period
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    Beginning Securitization Value                                        $1,078,777,022
        Principal Reduction Amount                                           $51,447,783
    Ending Securitization Value                                           $1,027,329,239

    Calculation of Required 2000-A SUBI Collection Account Amount
        Collections
           Receipts of Monthly Payments                                      $19,642,345
           Sale Proceeds                                                     $11,455,884
           Termination Proceeds                                              $23,916,292
           Recovery Proceeds                                                    $643,742
        Total Collections                                                    $55,658,263

        Servicer Advances                                                    $16,543,002
        Reimbursement of Previous Servicer Advances                         ($14,601,126)

        Release from Reserve Account                                            $751,557

    Required 2000-A SUBI Collection Account Amount                           $58,351,696

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                  $23,719,800
    Current Period Monthly Payment Advance                                    $1,527,501
    Current Period Sales Proceeds Advance                                    $15,015,500
    Current Reimbursement of Previous Servicer Advance                      ($14,601,126)
    Ending Period Unreimbursed Previous Servicer Advances                    $25,661,676

Collection Account
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    Deposits to 2000-A SUBI Collection Account                               $58,351,696
    Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                          $898,981
        Note Distribution Account Deposit                                     $5,550,643
        Reserve Fund Deposit - Subordinated Noteholder Interest                 $180,548
        Certificate Distribution Account Deposit                                $273,741
        Monthly Principal Distributable Amount                               $51,447,783
        Reserve Fund Deposit - Excess Collections                                     $0
        Payments to Transferor                                                        $0
    Total Distributions from 2000-A SUBI Collection Account                  $58,351,696

Note Distribution Account
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    Amount Deposited from the Collection Account                             $56,998,426
    Amount Deposited from the Reserve Account                                         $0
    Amount Paid to Noteholders                                               $56,998,426

Certificate Distribution Account
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    Amount Deposited from the Collection Account                                $273,741
    Amount Deposited from the Reserve Account                                         $0
    Amount Paid to Certificateholders                                           $273,741

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Distributions
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    Monthly Principal Distributable Amount                               Current Payment     Ending Balance  Per $1,000     Factor
    Class A-1 Notes                                                                   $0                 $0       $0.00      0.00%
    Class A-2 Notes                                                          $51,447,783       $259,791,150      $85.75     43.30%
    Class A-3 Notes                                                                   $0       $300,000,000       $0.00    100.00%
    Class A-4 Notes                                                                   $0       $389,660,000       $0.00    100.00%
    Subordinated Note                                                                 $0        $30,951,089       $0.00    100.00%
    Class B Certificates                                                              $0        $46,927,000       $0.00    100.00%

    Interest Distributable Amount                                        Current Payment         Per $1,000
    Class A-1 Notes                                                                   $0              $0.00
    Class A-2 Notes                                                           $1,724,782              $2.87
    Class A-3 Notes                                                           $1,660,000              $5.53
    Class A-4 Notes                                                           $2,165,860              $5.56
    Subordinated Note                                                           $180,548              $5.83
    Class B Certificates                                                        $273,741              $5.83

Carryover Shortfalls
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                                                                  Prior Period Carryover    Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                            $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                            $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                            $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                            $0                 $0          $0
    Subordinated Note Interest Carryover Shortfall                                    $0                 $0          $0
    Certificate Interest Carryover Shortfall                                          $0                 $0          $0

Reserve Account
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    Beginning Period Required Amount                                        $104,458,821
    Beginning Period Amount                                                 $104,458,821
    Net Investment Earnings                                                     $234,745
    Current Period Deposit                                                      $180,548
    Reserve Fund Draw Amount                                                    $751,557
    Release of Excess Funds                                                           $0
    Ending Period Required Amount                                           $104,458,821
    Ending Period Amount                                                    $104,122,557

Residual Value Losses
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                                                                          Current Period         Cumulative
    Net Sale Proceeds                                                        $13,197,106        $43,854,167
    Residual Values                                                          $14,407,110        $46,911,364
    Residual Value Losses                                                     $1,210,004         $3,057,197

Receivables Data
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    Beginning of Period Lease Balance                                     $1,185,115,092
    End of Period Lease Balance                                           $1,130,624,992

    Delinquencies Aging Profile - End of Period Lease Balance              Dollar Amount         Percentage
        Current                                                           $1,038,256,594             91.83%
        1-29 days                                                            $80,649,754              7.13%
        30-59 days                                                            $9,495,248              0.84%
        60-89 days                                                            $1,496,669              0.13%
        90-119 days                                                             $549,744              0.05%
        120+ days                                                               $176,983              0.02%
        Total                                                             $1,130,624,992            100.00%
        Delinquent Receivables +30 days past due                             $11,718,644              1.04%

    Credit Losses                                                         Current Period         Cumulative
        Liquidated Lease Balance                                                $601,125         $6,227,628
        Liquidation Proceeds                                                    $425,288         $4,461,808
        Recovery Proceeds                                                         $2,173            $39,615
        Net Credit Losses                                                       $173,664         $1,726,205

Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

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